Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Gordon R. Arnold, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Sierra Monitor Corporation on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sierra Monitor Corporation.


Date:  November 13, 2002                    By:    /s/ Gordon R. Arnold
                                                   -----------------------------
                                                   Gordon R. Arnold
                                                   Chief Executive Officer
                                                   Chief Financial Officer


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